UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2023

CLEAN EARTH ACQUISITIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File .Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Building R, Suite 275

Bee Cave, Texas 78738

(Address of principal executive offices, including zip code)

(800) 508-1531

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right, and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC

Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure

As previously announced, on October 12, 2022, Clean Earth Acquisitions Corp., a Delaware corporation (the “Company”) and Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (“Alternus”) entered into a business combination agreement (as amended by that certain First Amendment to the Business Combination Agreement, dated as of April 12, 2023, the “Business Combination Agreement”) by and among the Company, Alternus and the Clean Earth Acquisitions Sponsor LLC, which will result in Alternus becoming a publicly traded company on the Nasdaq Stock Market.

On November 14, 2023, the Company issued a press release announcing the filing of a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2023, in connection with a special meeting of the Company’s stockholders to be held on December 4, 2023 to consider and vote on, among other proposals, a proposal to approve and adopt the Business Combination Agreement (the “Proxy Statement”). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additionally, on November 14, 2023, Alternus issued a press release announcing the Company’s filing, on November 13, 2023, of the Proxy Statement with the SEC. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information in this Item 7.01 and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
99.1	Press release, dated November 14, 2023
99.2	Press release, dated November 14, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Earth Acquisitions Corp.

	By:	/s/ Aaron T. Ratner
		Name:	Aaron T. Ratner
		Title:	Chief Executive Officer

Dated: November 14, 2023